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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 6, 1999


                          BEACON CAPITAL PARTNERS, INC.
               (Exact name of registrant as specified in charter)


        MARYLAND                      000-24905                  04-3403281
(State or other jurisdiction   (Commission file number)        (IRS employer
        of incorporation)                                   identification no.)


          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400


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ITEM 5 - OTHER EVENTS

         On June 24, 1998 the Company purchased a four-building complex known as Technology Square and an adjacent building known as The Draper Building from a partnership managed by The Prudential Insurance Company of America ("Prudential"). The properties are located in Cambridge, MA, adjacent to One Kendall Square and M.I.T. and consist of 1,026,000 square feet. The purchase price for the properties was $123 million.

         The Draper Building is 100% leased to The Charles Stark Draper Laboratory, Inc. ("Draper") on a long-term lease which expires on October 19, 2001. The lease contained extension options through October 19, 2051. The lease states that the first extension option was "to be exercisable by notice from Tenant to Landlord given not later than the end of the 23rd year of the Term [October 19, 1999]." All subsequent extension options were only exercisable if Draper had exercised its first extension option. The Company did not receive a notice from Draper stating that it was exercising its extension option under the lease. The lease also contains an option to acquire The Draper Building and a right of first offer to acquire The Draper Building, each under certain circumstances. See the lease documents attached hereto as Exhibits 99.1, 99.2, and 99.3 for the specific provisions.

         Draper has now requested that the Company submit a proposal for a new lease.

         The extension options in the lease provided for fixed rental rates which were substantially below the current market rate. Prior to the occurrence of the event described above, the Company had valued The Draper Building under the assumption that Draper would exercise its extension options. The Company does not believe that this assumption is still warranted.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Exhibit 99.1 - Fourth Amendment and Restatement of Lease by and between
               The Prudential Insurance Company of America, successor to Gerald
               W. Blakeley, Jr., Ferdinand Colloredo-Mansfeld, and John M. Hines, as Trustees of CC&F Cambridge Trust, and Draper, dated as of July 1, 1981.

Exhibit 99.2 - Amendment to Fourth Amendment and Restatement of Lease by
               and between Asahi Seimei Prudential Associates, Number Three and Draper, dated as of February 6, 1998.

Exhibit 99.3 - Fifth Amendment to Lease by and between Technology Square LLC and
               Draper, dated as of June 23, 1998.

Exhibit 99.4 - Letter to Draper from Technology Square LLC, dated as of December
               1, 1999.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BEACON CAPITAL PARTNERS, INC.



Date: December 6, 1999                  By: /s/ RANDY J. PARKER
                                            ---------------------------
                                            Randy J. Parker
                                            Senior Vice President and
                                            Chief Financial Officer






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                                                   EXHIBIT INDEX
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

      EXHIBIT NO.           DESCRIPTION
      -----------           -----------
      Exhibit 99.1          Fourth Amendment and Restatement of Lease by and between The
                            Prudential Insurance Company of America, successor to Gerald W.
                            Blakeley, Jr., Ferdinand Colloredo-Mansfeld, and John M. Hines, as
                            Trustees of CC&F Cambridge Trust, and Draper, dated as of July 1,
                            1981.

      Exhibit 99.2          Amendment to Fourth Amendment and Restatement of Lease by and
                            between Asahi Seimei Prudential Associates, Number Three and
                            Draper, dated as of February 6, 1998.

      Exhibit 99.3          Fifth Amendment to Lease by and between Technology Square LLC and Draper, dated as of June 23, 1998.

      Exhibit 99.4          Letter to Draper from Technology Square LLC, dated as of December
                            1, 1999.
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